AIM ETF Products Trust
(the “Trust”)
And the Trust’s series
AllianzIM U.S. Large Cap Buffer10 Nov ETF
AllianzIM U.S. Large Cap Buffer20 Nov ETF
(each a “Fund” and together the “Funds”)

Supplement, dated October 31, 2022
to each Fund’s Prospectus, dated October 14, 2022

This supplement updates certain information contained in each Fund’s prospectus and should be attached to the prospectus and retained for future reference.

As described in each Fund’s prospectus, each Fund is subject to an upside return cap (the “Cap”) that represents the absolute maximum percentage return an investor can achieve from an investment in the Fund held for the Outcome Period. Each Fund will begin its initial Outcome Period on November 1, 2022, as shown in the table below.

The Cap for each Fund for the initial Outcome Period will be as shown in the table below, before and after taking into account the Fund’s annualized unitary management fee of 0.74% of the Fund’s average daily net assets:

Fund Name	Ticker	Initial Outcome Period	Initial Outcome Period Cap
AllianzIM U.S. Large Cap Buffer10 Nov ETF	NVBT	November 1, 2022, to October 31, 2023	26.75% (before management fee) 26.01% (after management fee)
AllianzIM U.S. Large Cap Buffer20 Nov ETF	NVBW	November 1, 2022, to October 31, 2023	16.90% (before management fee) 16.16% (after management fee)

Each Fund’s return will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee, as described in the prospectus.

Each Fund’s prospectus is amended to revise all references to the Cap to reflect the corresponding Initial Outcome Period Cap, as set forth in the table above.